UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 27, 2007

AVENTINE RENEWABLE ENERGY HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32922	05-0569368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1300 South 2nd Street
Pekin, IL	61554
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (309) 347-9200

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Principal Officers;  Election of Directors;  Appointment of Principal Officers.

On March 27, 2007, the Board of Directors (the “Board”) of Aventine Renewable Energy Holdings, Inc. (the “Company”) increased the number of directors on the Board from seven to eight, and appointed Arnold M. Nemirow, to fill the newly-created Class II directorship, to hold office for the remainder of the Class II term and until his successor is elected and qualified.  The Board has appointed Mr. Nemirow to the Compensation Committee of the Board.  Mr. Nemirow will stand for re-election by a vote of stockholders at the Company’s 2007 annual meeting of stockholders.

Mr. Nemirow retired in 2006 as Chairman, President and Chief Executive Officer of Bowater Incorporated, a major producer of forest products, based in Greenville, South Carolina.  He became Chief Executive Officer of Bowater in 1995 and Chairman in 1996.  He served as President of Bowater since September 1994 and served as Chief Operating Officer of Bowater from September 1994 through February 1995.

There are no arrangements or understandings between Mr. Nemirow and any other person pursuant to which Mr. Nemirow was selected as a director.  Mr. Nemirow is not a party to, nor does he have a direct or indirect material interest in, any transactions or arrangements with the Company since the beginning of the Company’s last fiscal year, other than with respect to his membership on the Board.

Mr. Nemirow will be entitled to receive the annual cash retainer and equity compensation for non-executive directors.

On March 27, 2007, the Company issued a press release regarding the appointment of Mr. Nemirow as a new director, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits.

(a)                                  Financial statements of businesses acquired — Not Applicable

(b)                                 Pro forma financial information — Not Applicable

(d)                                 Exhibits

Exhibit No.	Description
99.1	Press release, dated March 27, 2007, issued by Aventine Renewable Energy Holdings, Inc, announcing the appointment of Arnold M. Nemirow as a Director of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated:  March 27, 2007

AVENTINE RENEWABLE ENERGY HOLDINGS, INC.

By:	/s/ William J. Brennan
William J. Brennan
Principal Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release, dated March 27, 2007, issued by Aventine Renewable Energy Holdings, Inc, announcing the appointment of Arnold M. Nemirow as a Director of the Company.